UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2011

COFFEE HOLDING CO., INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32491	11-2238111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3475 Victory Boulevard, Staten Island, New York	10314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 832-0800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 27, 2011, Coffee Holding Co., Inc. (the “Company”) and a limited liability company of which Andrew Gordon (our President, Chief Executive Officer, Chief Financial Officer and Treasurer) is the sole owner and David Gordon (our Executive Vice President of Operation and Secretary) (together, the “Selling Stockholders”), entered into a placement agency agreement (the “Agency Agreement”) with Roth Capital Partners, LLC (the “Roth”) and Maxim Group LLC (“Maxim” and together with Roth, the “Placement Agents”), pursuant to which the Placement Agents agreed to use their best efforts to arrange for the sale (i) by the Company of up to 890,000 units of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and warrants to purchase shares of Common Stock as described below and (ii) by the Selling Stockholders of up to 200,000 shares of Common Stock in a registered direct public offering, which, in the case of the Company, is referred to as the “Offering,” and, in the case of the Selling Stockholders, is referred to as the Selling Stockholder Offering.  The Placement Agents will be entitled to a cash fee of 5.5% and a corporate finance fee of 1.5% of the gross proceeds paid to the Company and the Selling Stockholders.  The Company will also reimburse the Placement Agents for all reasonable and documented out-of-pocket expenses that have been incurred by the Placement Agents, which shall not exceed the lesser of (i) $90,000 or (ii) 8% of the gross proceeds of the Offering and the Selling Stockholder Offering, less the Placement Agents’ placement fee.

The Agency Agreement contains customary representations, warranties and covenants by the Company and the Selling Stockholders.  It also provides for customary indemnification by the Company, the Selling Stockholders and the Placement Agents for losses or damages arising out of or in connection with the sale of the securities being offered.  The Company and the Selling Stockholders have agreed to indemnify the Placement Agents against liabilities under the Securities Act of 1933, as amended.  The Company and the Selling Stockholders have also agreed to contribute to payments the Placement Agents may be required to make in respect of such liabilities.

In addition, on September 27, 2011, the Company, the Selling Stockholders and certain institutional investors entered into a subscription agreement (the “Subscription Agreement”) in connection with the Offering and the Selling Stockholder Offering, pursuant to which (a) the Company agreed to sell an aggregate of 890,000 units (the “Units”), with each Unit consisting of: (i) one share of Common Stock and (ii) three-tenths (3/10ths) of a warrant to purchase one share of Common Stock (the “Warrants”), for a purchase price of $10.40 per Unit (the “Unit Purchase Price”) and (b) the Selling Stockholders agreed to sell an aggregate of 200,000 shares of Common Stock (the “Selling Stockholder Shares”) for a purchase price of $9.92 per share.

The Warrants will become exercisable six months and one day following the closing date of the Offering and will remain exercisable for five years thereafter at an exercise price of $13.59 per share.  The exercise price of the Warrants is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions.  Further, the exercisability of the Warrants may be limited if, upon exercise, the holder or any of its affiliates would beneficially own more than 4.9% and 9.9% of the Company’s Common Stock.

Under the Agency Agreement, the Company and the Selling Stockholders have agreed that, subject to certain exceptions, they will not, within the 60 days following the closing of the Offering (which period may be extended in certain circumstances), enter into any agreement to issue or sell, as applicable, or announce the issuance or sale, as applicable, or proposed issuance or sale, as applicable, of any securities.

The net proceeds to the Company from the Offering, after deducting placement agent fees and the estimated offering expenses borne by the Company described above, and excluding the proceeds, if any, from the exercise of the warrants issued in the Offering, are expected to be approximately $8.3 million.  The Offering will close on or before September 30, 2011.  After giving effect to the Offering, but without giving effect to the exercise of the warrants being offered, the Company will have 6,385,823 shares of Common Stock outstanding.

The Offering and the Selling Stockholder Offering were effected as a takedown off the Company’s shelf registration statement on Form S-3 (File No. 333-176412), which became effective on September 22, 2011 pursuant to prospectus supplements to be filed with the Securities and Exchange Commission (the “Commission”).

The foregoing summaries of the terms of the Agency Agreement, the form of warrant to be issued to the purchasers and the Subscription Agreement are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 4.1, 10.1 and 10.2, respectively, which are incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Report are forward-looking statements that involve a number of risks and uncertainties.  Such forward-looking statements include statements about the public offering of common stock described herein.  For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995.  Actual events or results may differ materially from the Company’s expectations.  Factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in its filings with the Commission.  These forward-looking statements represent the Company’s judgment as of the time of this report.  The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

ITEM 8.01 OTHER EVENTS.

The information set forth in Item 1.01 with respect to the Offering and the Selling Stockholder Offering is hereby incorporated herein by reference.  The Company will file the opinion of its Lionel Sawyer & Collins, relating to the legality of (a) the issuance and sale of the shares of Common Stock, Warrants and shares of Common Stock issuable upon exercise of the Warrants in the Offering; and (b) the sale of the Selling Stockholder Shares by the Selling Stockholders in the Selling Stockholder Offering, by amendment to this report.

On September 27, 2011, the Company issued a press release announcing the Offering and the Selling Stockholder Offering.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant.
10.1	Placement Agency Agreement, dated as of September 27, 2011, by and among the Company, the selling stockholders named therein, Roth Capital Partners, LLC and Maxim Group, LLC.
10.2	Subscription Agreement, dated as of September 27, 2011, by and between the Company, the selling stockholders named therein and each of the purchasers identified on the signature pages thereto.
99.1	Press Release, dated September 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COFFEE HOLDING CO., INC.
Date: September 27, 2011
/s/ Andrew Gordon
Andrew Gordon
President and Chief Executive Officer

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